U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 23, 2006


                             Tilden Associates, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

           000-1027484                                11-3343019
       ---------------------              ---------------------------------
       (Commission File No.)              (IRS Employer Identification No.)


                             300 Hempstead Turnpike
                                    Suite 110
                            West Hempstead, NY 11552
                                 (516) 746-7911
          (Address and telephone number of principal executive offices and place of business)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01         Other Events.

On January 23, 2006, the Registrant entered into a Letter of Intent with Global Cornerstone Group, Inc. ("Global"), of Hauppauge, New York, whereby Registrant will acquire 100% of the issued and outstanding shares of common stock of Global, for approximately 95% of the issued and outstanding shares of Registrant at the time of the transaction.

The transaction must close within thirty (30), unless extended by mutual consent.



Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          (c)     Exhibits
                  Exhibit 99.1 Letter of Intent, dated January 23, 2006, between Tilden Associates, Inc., and Global Cornerstone Group, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 6, 2006

                                             Tilden Associates, Inc.

                                             By: /s/ ROBERT BASKIND
                                                 -------------------------------
                                                 Robert Baskind, President

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